Valuation of debt and equity investments and certain liabilities	12 Months Ended
Dec. 31, 2012
Valuation of debt and equity investments and certain liabilities [Abstract]
Valuation of debt and equity investments and certain liabilities
Valuation of debt and equity investments and certain liabilities
Debt and equity investments
We classify our investments as available for sale, trading, equity method or cost method. Most of our investments are classified as available for sale.

Available-for-sale and trading securities are stated at fair value, which is generally based on market prices, broker quotes or, when necessary, financial models (see fair-value discussion below). Unrealized gains and losses on available-for-sale securities are recorded as an increase or decrease, net of taxes, in AOCI on our Consolidated balance sheets. We record other-than-temporary impairments on available-for-sale securities in OI&E in our Consolidated statements of income.

We classify certain mutual funds as trading securities. These mutual funds hold a variety of debt and equity investments intended to generate returns that offset changes in certain deferred compensation liabilities. We record changes in the fair value of these mutual funds and the related deferred compensation liabilities in SG&A. Changes in the fair value of debt securities classified as trading securities are recorded in OI&E.

Our other investments are not measured at fair value but are accounted for using either the equity method or cost method. These investments consist of interests in venture capital funds and other non-marketable equity securities. Gains and losses from equity-method investments are reflected in OI&E based on our ownership share of the investee’s financial results. Gains and losses on cost-method investments are recorded in OI&E when realized or when an impairment of the investment’s value is warranted based on our assessment of the recoverability of each investment.

Details of our investments and related unrealized gains and losses included in AOCI are as follows:

	December 31, 2012			December 31, 2011
	Cash and Cash Equivalents	Short-term Investments	Long-term Investments	Cash and Cash Equivalents	Short-term Investments	Long-term Investments
Measured at fair value:
Available-for-sale securities
Money market funds	$211	$—	$—	$55	$—	$—
Corporate obligations	188	325	—	135	159	—
U.S. Government agency and Treasury securities	795	2,224	—	430	1,691	—
Auction-rate securities	—	—	—	—	—	41

Trading securities
Auction-rate securities	—	—	—	—	93	—
Mutual funds	—	—	159	—	—	169
Total	1,194	2,549	159	620	1,943	210

Other measurement basis:
Equity-method investments	—	—	34	—	—	32
Cost-method investments	—	—	22	—	—	23
Cash on hand	222	—	—	372	—	—
Total	$1,416	$2,549	$215	$992	$1,943	$265

Amounts included in AOCI from available-for-sale securities:
Unrealized gains (pre-tax)	$—	$—	$—	$—	$—	$—
Unrealized losses (pre-tax)	$—	$—	$—	$—	$—	$5

At December 31, 2012, we had no significant unrealized losses associated with our available-for-sale investments. We have determined that our remaining available-for-sale investments with unrealized losses are not other-than-temporarily impaired as we expect to recover the entire cost basis of these securities. We do not intend to sell these investments, nor do we expect to be required to sell these investments, before a recovery of the cost basis. We did not recognize any credit losses related to available-for-sale investments for the years ended December 31, 2012 and 2011. During the third quarter of 2012, we sold all of our remaining investments in auction-rate securities.

For the years ended December 31, 2012, 2011 and 2010, the proceeds from sales, redemptions and maturities of short-term available-for-sale investments were $2.20 billion, $3.55 billion and $2.56 billion, respectively. Gross realized gains and losses from these sales were not significant.

The following table presents the aggregate maturities of investments in debt securities classified as available for sale at
December 31, 2012:

Due	Fair Value
One year or less	$3,343
One to three years	400

Gross realized gains and losses from sales of long-term investments were not significant for 2012, 2011 or 2010. Other-than-temporary declines and impairments in the values of these investments recognized in OI&E were $7 million, $2 million and $1 million in 2012, 2011 and 2010, respectively.

Fair-value considerations
We measure and report certain financial assets and liabilities at fair value on a recurring basis. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date.

The three-level hierarchy discussed below indicates the extent and level of judgment used to estimate fair-value measurements.

Level 1 –	Uses unadjusted quoted prices that are available in active markets for identical assets or liabilities as of the reporting date.
Level 2 –
Uses inputs other than Level 1 that are either directly or indirectly observable as of the reporting date through correlation with market data, including quoted prices for similar assets and liabilities in active markets and quoted prices in markets that are not active. Level 2 also includes assets and liabilities that are valued using models or other pricing methodologies that do not require significant judgment since the input assumptions used in the models, such as interest rates and volatility factors, are corroborated by readily observable data. Our Level 2 assets consist of corporate obligations and some U.S. government agency and Treasury securities. We utilize a third-party data service to provide Level 2 valuations, verifying these valuations for reasonableness relative to unadjusted quotes obtained from brokers or dealers based on observable prices for similar assets in active markets.

Level 3 –
Uses inputs that are unobservable, supported by little or no market activity and reflect the use of significant management judgment. These values are generally determined using pricing models that utilize management estimates of market participant assumptions.

The following are our assets and liabilities that were accounted for at fair value on a recurring basis as of December 31, 2012 and 2011. These tables do not include cash on hand, assets held by our postretirement plans, or assets and liabilities that are measured at historical cost or any basis other than fair value.

	Fair Value December 31, 2012	Level 1	Level 2	Level 3
Assets
Money market funds	$211	$211	$—	$—
Corporate obligations	513	—	513	—
U.S. Government agency and Treasury securities	3,019	1,145	1,874	—
Mutual funds	159	159	—	—
Total assets	$3,902	$1,515	$2,387	$—

Liabilities
Deferred compensation	$174	$174	$—	$—
Total liabilities	$174	$174	$—	$—

	Fair Value December 31, 2011	Level 1	Level 2	Level 3
Assets
Money market funds	$55	$55	$—	$—
Corporate obligations	294	—	294	—
U.S. Government agency and Treasury securities	2,121	606	1,515	—
Auction-rate securities	134	—	—	134
Mutual funds	169	169	—	—
Total assets	$2,773	$830	$1,809	$134

Liabilities
Deferred compensation	$191	$191	$—	$—
Total liabilities	$191	$191	$—	$—

The following table summarizes the change in the fair values for Level 3 assets and liabilities for the years ended December 31, 2012 and 2011.

	Level 3
	Auction-rate Securities	Contingent Consideration
Balance, December 31, 2010	$257	$8
Change in fair value of contingent consideration – included in operating profit	—	(8)
Change in unrealized loss – included in AOCI	(1)	—
Redemptions and sales	(122)	—
Balance, December 31, 2011	134	—
Change in unrealized loss – included in AOCI	13	—
Redemptions	(84)	—
Sales	(63)	—
Balance, December 31, 2012	$—	$—